UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2020

HEXION INC.
(Exact Name of Registrant as Specified in Its Charter)
New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad St., Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)
614-225-4000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None		None
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition
On September 27, 2020, Hexion Inc. (the "Company" or "Hexion") entered into a Purchase Agreement for the sale of phenolic specialty resins ("PSR"), Hexamine and European-based Forest Products Resins businesses (together with PSR, the “Held for Sale Business” or the “Business”) to Black Diamond Capital Management, LLC and Investindustrial (the “Buyers”) for a purchase price of approximately $425 million. The consideration consists of $335 million in cash and certain assumed liabilities with the remainder in future contingent proceeds based on the performance of the Held for Sale Business. The final purchase price is subject to customary post-closing adjustments. The Held for Sale Business was formerly included in the Company’s Adhesives reportable segment.
Assets included in the transaction are the Company’s manufacturing sites in Barry, United Kingdom; Cowie, United Kingdom; Lantaron, Spain; Botlek, Netherlands; Iserlohn, Germany; Frielendorf, Germany; Solbiate, Italy; Kitee, Finland; Louisville, Kentucky; Acme, North Carolina; and the Company's 50% ownership interest in Hexion Schekinoazot Holding B.V. (the “Russia JV”), a joint venture that manufactures forest products resins in Russia.
In the Company's Quarterly Report on Form 10-Q as of September 30, 2020 (the "Q3 2020 10-Q"), the Company reclassified the assets and liabilities of the Held for Sale Business as held for sale on the unaudited Condensed Consolidated Balance Sheets and reported the results of the operations for the three and nine months ended September 30, 2020 as “(Loss) income from discontinued operations, net of taxes” on the unaudited Condensed Consolidated Statements of Operations. Amounts for prior periods were retrospectively reclassified for all periods presented.
This Current Report on Form 8-K includes the Company's unaudited revised net sales, Segment EBITDA (see definition below), depreciation and amortization and capital expenditures by reportable segment for continuing operations (excluding the Held for Sale Business) for the periods July 2, 2019 through December 31, 2019, January 1, 2019 through July 1, 2019 and for the year ended December 31, 2018, as well as unaudited revised net sales and Segment EBITDA for all quarters in the first half of 2020 and the fiscal years 2019 and 2018.
The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act.

Segment EBITDA

Segment EBITDA is defined as EBITDA (earnings before interest, income taxes, depreciation and amortization) adjusted to exclude certain non-cash and non-recurring expenses. Segment EBITDA is an important measure used by the Company's senior management and board of directors to evaluate operating results and allocate capital resources among segments. Segment EBITDA is also the profitability measure used to set management and executive incentive compensation goals. Corporate and Other primarily represents certain corporate, general and administrative expenses that are not allocated to the other segments. Segment EBITDA should not be considered a substitute for net (loss) income or other results reported in accordance with U.S. GAAP. Segment EBITDA may not be comparable to similarly titled measures reported by other companies.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “might,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, the impact of our indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs and the other factors listed in the Risk Factors section of our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section of our most recent filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Hexion Continuing Operations Financial Results
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEXION INC.

Date:	December 9, 2020	/s/ George F. Knight
George F. Knight
Executive Vice President, Chief Financial Officer